SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                February 24, 2004
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                 01-13612                 02-0398678
      ---------------              -----------             ----------------
      (State or other              (Commission             (I.R.S. Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
                    ----------------------------------------
                    (Address of principal executive offices)



                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

As previously announced, Congoleum Corporation (the "Company") and certain of its United States subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") seeking relief under Chapter 11 of the United States Bankruptcy Code.

The Company reports its operating results and financial statements on a consolidated basis on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission ("SEC"). These reports are available through the SEC and other sources, and are also available free of charge to investors who contact the Company. As a result of the filing of the Bankruptcy case, the Debtors are required to file periodically with the Bankruptcy Court certain financial information on an unconsolidated basis for each of the Debtors. This information includes Statements of Financial Affairs, schedules and certain monthly operating reports (in forms prescribed by the Federal Rules of Bankruptcy Procedure).

The Debtors' informational filings with the Bankruptcy Court, including the Statements of Financial Affairs, Schedules and monthly operating reports (collectively, the "Reports"), are available to the public at the office of the Clerk of the Bankruptcy Court, Clarkson S. Fisher U.S. Courthouse, 402 East State Street, Trenton, NJ, 08608. Certain of the Reports may be viewed at www.njb.uscourts.gov (Case No. 03-51524).

The Company is furnishing the information set forth above for convenience of reference only. The Company cautions that the information contained in the Reports is or will be unaudited and subject to change and not prepared in accordance with generally accepted accounting principles or for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or other Debtor. In view of the inherent complexity of the matters that may be involved in the Bankruptcy case, the Company does not undertake any obligation to make any further public announcement with respect to any Reports that may be filed with the Bankruptcy Court or the matters referred to therein.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 24, 2004                Congoleum Corporation


                                       By:  /s/ Howard N. Feist III
                                            ---------------------------------
                                       Name:    Howard N. Feist III
                                       Title:   Chief Financial Officer